UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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CHEROKEE INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 22, 2011.CHEROKEE INC. Meeting Information Meeting Type: Annual Meeting For holders as of: April 29, 2011 Date:  June 22, 2011 Time:  10:00 a.m. PDT Location: Shutters on the Beach Hotel One Pico Boulevard Santa Monica, California 90405 You are receiving this communication because you hold shares in the above named company. This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. CHEROKEE  INC. ATTN: MARK  DISIENA 6835  VALJEAN AVENUE VAN  NUYS, CA 91406 M36686-P13875

— Before You Vote — How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow (located on If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for 2) BY TELEPHONE: 1-800-579-1639 by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods  marked by the arrow available and follow the instructions. M36687-P13875 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K WRAP How to View Online: the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 18, 2011 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR the following: 1. To elect five (5) directors for a one-year term to expire at the 2012 Annual Meeting of Stockholders. Our Nominating Committee and Board of Directors have nominated and recommend for election as director the following persons: 01) Timothy Ewing 02) Keith Hull 03) David Mullen 04) Jess Ravich 05) Henry Stupp The Board of Directors recommends you vote FOR proposals 2 and 3. 2. To approve the proposed ratification of Moss Adams LLP as the Company's independent registered public accounting firm for Fiscal 2012. 3. To approve a non-binding advisory resolution on executive compensation. The Board of Directors recommends you vote 1 YEAR on the following proposal: 4. To recommend, by non-binding advisory vote, the frequency of holding an advisory vote on compensation. 5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. M36688-P13875 Voting Items